UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 6, 2006
                                                           --------------




                             C&D Technologies, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                               1-9389                       13-3314599
----------------              ------------------------            --------------
(State or other               (Commission file number)            (IRS employer
jurisdiction of                                                   identification
incorporation)                                                    no.)


       1400 Union Meeting Road,
       Blue Bell, Pennsylvania                                        19422
---------------------------------------                             ----------
(Address of principal executive offices)                            (Zip code)


       Registrant's telephone number, including area code: (215) 619-2700
                                                           --------------


                                       N/A
                    ----------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05  Costs Associated with Exit or Disposal Activities.

On April 6, 2006, C&D Technologies, Inc. announced actions associated with the revitalization of its Motive Power Division. The April 6, 2006 press release is attached to this Form 8-K as exhibit 99.1. The revitalization plan includes the transfer of manufacturing of its flagship Motive Power product, the C-Line (TM) classic from its Huguenot, New York facility to its Reynosa, Mexico facility. The company believes that its Reynosa plant will give it a significant competitive advantage from a cost basis standpoint. The move will result in the closure of the Huguenot, New York facility. The company anticipates that there will be cash-related costs of approximately $2,500,000 related to this move. The relocation is expected to be completed during the third quarter of fiscal year 2007 and is expected to result in annual savings of $3,500,000. The $2,500,000 of cost consists of $1,500,000 of capital expenditures and $1,000,000 for employee related severence, related benefits and relocation costs.


Item 9.01  Financial Statements and Exhibits.

           (c) Exhibits.

           The following exhibit is filed herewith:

Exhibit No.                      Description

99.1                             Press release issued by C&D Technologies, Inc.
                                 (the "Company") dated April 6, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            C&D TECHNOLOGIES, INC.



Date:  April 12, 2006                     By: /s/  Ian J. Harvie
                                              ----------------------------------
                                                  Ian J. Harvie
                                                  Vice President - Finance and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number             Description

99.1               Press release dated April 6, 2006 issued by the Company.